AMENDMENT NO. 1

                               TO

       REVOLVING CREDIT, EQUIPMENT LOAN AND SECURITY AGREEMENT



     THIS AMENDMENT NO. 1 ("Amendment") is entered into as of July 13, 1999, by and among MCMS, INC., an Idaho corporation ("Borrower"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), FLEET CAPITAL CORPORATION ("Fleet"), IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("IBJ") and PNC as agent (in such capacity, "Agent") for Lenders (as hereafter defined).

BACKGROUND

     Borrower, Agent and various financial institutions (together with PNC, Fleet and IBJ, collectively, the "Lenders") are parties to a Revolving Credit, Equipment Loan and Security Agreement dated as of February 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

     Borrower has requested that Agent and Lenders (a) increase the inventory advance rates, (b) increase the inventory sublimit,
(c) make loans and advances to Borrower against machinery and equipment and (d) modify the calculation of Undrawn Availability, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan
Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

          (a) Section 1.2 of the Loan Agreement is amended as follows:

               (i) the following defined terms are added in their appropriate alphabetical order:

                    "Amendment No. 1" shall mean Amendment No. 1 to Revolving Credit, Equipment Loan and Security
          Agreement dated as of July 13, 1999 among Agent,
          Lenders and Borrower.

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                    "Amendment No. 1 Effective Date" shall mean
          the date when the conditions of effectiveness set forth in Section 3 of Amendment No. 1 are met to Lenders' satisfaction.

                    "Amortized Amount" shall mean, during any month, an amount equal to $186,666.67.

                    "Amortizing Availability" shall mean an
          amount equal to (i) (A) the lesser of (a) $11,200,000 or (b) up to seventy five percent (75%) subject to the provisions of Section 2.1(b) hereof (the "Equipment Advance Rate"), of the orderly liquidation value of the Eligible Equipment, less (ii) on the first day of each month during the Term commencing with the first full month following the Amendment No. 1 Effective Date, the Amortized Amount, less (iii) the orderly liquidation value of any Equipment included in the calculation of clause (i) of this definition which is sold, transferred, scrapped, or otherwise disposed of by Borrower or is transferred to any location other than any of Borrower's locations listed on Schedule 4.5 to this Agreement.

                    "Eligible Equipment" shall mean and include the Equipment listed on the appraisal performed on behalf of Agent, a copy of which is attached hereto as Exhibit C.

                    "Equipment Advance Rate" shall have the
          meaning set forth in the definition of Amortizing
          Availability.

                    "Finished Goods Inventory Advance Rate" shall have the meaning set forth in Section 2.1(b) hereof.

                    "WIP Inventory Advance Rate" shall have the meaning set forth in Section 2.1(b) hereof.

               (ii) the following defined term is hereby amended in its entirety to provide as follows:

               "Undrawn Availability" at a particular date shall mean an amount equal to (a) the Formula Amount, minus
          (b) the sum of (i) the outstanding amount of Revolving Advances, plus (ii) all amounts due and owing to Borrower's trade creditors which are outstanding more than sixty (60) days beyond the due date thereof, plus
          (iii) fees and expenses for which Borrower is liable hereunder which are due and payable but which have not been paid or charged to Borrower's Account.

          (b) Section 2.1(a)(y) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                    (i)  up to 85%, subject to the provisions of
          Section 2.1(b) hereof ("Receivables Advance Rate"), of
          Eligible Receivables, plus

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                    (ii) up to the lesser of (A)(i) 10%, subject
          to the provisions of Section 2.1(b) hereof ("Raw Material Inventory Advance Rate"), of the value of Eligible Inventory consisting of raw materials plus
          (ii) up to the lesser of (1) 70%, subject to the provisions of Section 2.1(b) hereof ("Finished Goods Inventory Advance Rate"), of the value of Eligible Inventory consisting of finished goods and (2) $1,000,000 plus (iii) 60%, subject to the provisions of
          Section 2.1(b) hereof (the "WIP Inventory Advance Rate"), of the value of Eligible Inventory consisting of work-in-process (the Receivables Advance Rate, the Raw Material Inventory Advance Rate, Finished Goods Inventory Advance Rate, the WIP Inventory Advance Rate and the Equipment Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) the lesser of (i) $15,000,000 (the "Inventory Cap") or (ii) 50% of the amount derived from the sum of Sections 2.1(a)(y)(i) and (ii)(A) or (B)(i), in the aggregate at any one time, plus

                    (iii)     Amortizing Availability, minus

                    (iv) such reserves as Agent may reasonably deem proper and necessary from time to time.

               The amount derived from the sum of (x) Sections 2.1(a)(y)(i), (ii) and (iii) minus (y) Section 2.1(a)(y)(iv) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as
          Exhibit 2.1(a).

          (c) Section 15.2(b) of the Loan Agreement is hereby amended as follows:

                         (i)  clause (ii) is amended in its
          entirety to provide as follows:

               "extend the maturity of any Note or the due date of any amount payable hereunder, or reduce the principal amount of any scheduled installment payment due hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement."

                         (ii) a new clause (ix) is added to the
          end thereof to provide as follows:

               "decrease the amount of Undrawn Availability
          Borrower is required to maintain pursuant to Section
          6.5 hereof from the amount established as of the Closing Date."

     3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) six (6) copies of this Amendment executed by Borrower and Lenders and consented and agreed to by Guarantors, (ii) UCC-1 financing statements duly executed by Borrower to be filed with the Secretary of State of the State of California, the Secretary of the Commonwealth of Massachusetts and the Town Clerk of Stowe, (iii) a letter agreement duly executed by Borrower with respect to the patents listed on Schedule A to this Amendment together with a Patent Grant of Security related thereto duly executed by Borrower and

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Agent, and (iv) and such other certificates, instruments,
documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

     5.   Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                              MCMS, INC.


                              /s/ Chris J. Anton
                                  Vice President Finance, CFO


                              PNC BANK, NATIONAL ASSOCIATION, as
                              Agent and a Lender


                              /s/ Ryan Peak
                              Vice President

                              Commitment Percentage: 41.7%

                              FLEET CAPITAL CORPORATION, as a
                              Lender


                              /s/ Carmen Caporrino
                              Vice President

                              Commitment Percentage: 37.5%

                              IBJ WHITEHALL BUSINESS CREDIT
                              CORPORATION, as a Lender


                              /s/ Bruce Kasper
                              Vice President

                              Commitment Percentage: 20.8%


                [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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CONSENTED AND AGREED TO:


MCMS CUSTOMER SERVICES, INC.


/s/ Chris J. Anton
President


MCMS HOLDINGS, LLC


/s/ Chris J. Anton
President

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SCHEDULE A


New Patents/Patent Applications



   Patent No.  Country   Title

   5,874,323      US       Improved Carrier Socket for Receiving a
                           Damaged IC
   5,876,498      US       Method and Apparatus for Preserving
                           Solder Paste in the Manufacturing of
                           Printed Circuit Board Assemblies
   5,892,367      US       Thermal Box for a Semiconductor Test
                           System
   09/270,646     US       Method of Utilizing a Plasma Gas Mixture
                           Containing Argon and CF4 to Clean and
                           Coat a Conductor
   5,871,808      US       Method for preserving Solder Paste in
                           the manufacturing of printed circuit
                           board assemblies.
  5,899,446       US       Universal fixture for holding printed
                           circuit boards during processing.
  5,906,364       US       Air bladder fixture tooling for
                           supporting circuit board assembly
                           processing.
  5,910,024       US       Carrier socket for receiving a damaged
                           IC.

                                      91
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                     PATENT GRANT OF SECURITY

          WHEREAS, MCMS, INC., a corporation formed under the laws of the State of Idaho located at 16399 Franklin Road, Nampa, Idaho 83687 ("Borrower"), owns the patents and patent applications shown in the attached Schedule A (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and

          WHEREAS, Borrower is obligated to PNC Bank, National Association ("PNC"), the various other financial institutions (together with PNC, collectively, the "Lenders") named in or which hereafter become a party to the Loan Agreement (as hereafter defined) and PNC as agent for Lenders (in such capacity, "Agent"), pursuant to (i) a certain Revolving Credit, Equipment Loan and Security Agreement, dated February 26, 1999 (as such agreement may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"), among Agent, Lenders and Borrower; and (ii) a certain Patent Collateral Security Agreement, dated February 26, 1999 (as such agreement has been amended by that certain Letter Agreement dated the date hereof and may be amended, modified, restated or supplemented from time to time, the "Security Agreement" and together with the Loan Agreement, the "Agreements") made by Borrower in favor of Agent for its benefit and for the ratable benefit of Lenders; and

          WHEREAS, pursuant to the Agreements, Borrower is granting to Agent for its benefit and for the ratable benefit of Lenders a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby collaterally assign unto Agent and grant to Agent for its benefit and for the ratable benefit of Lenders a security interest in and to the Patents, which collateral assignment and security interest shall secure all of the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

                         [SIGNATURE PAGE TO FOLLOW]

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          Borrower expressly acknowledges and affirms that the
rights and remedies of Agent and Lenders with respect to the collateral assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated:    New York, New York
          July 13, 1999

                                  MCMS, INC.
Witness:

/s/ Cathy Brokaw                  /s/ Chis J. Anton
 ..................                ......................./
                                  Name: Christian J. Anton
                                  Title:  Vice President, Finance
                                  and Chief Financial Officer

                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as Agent
Witness:
/s/ Josephine Griffin              /s/ Ryan Peak
 ......................            .......................
                                  Name: Ryan Peak
                                  Title:  Vice President


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STATE OF IDAHO        )
                    ss.
COUNTY OF CANYON      )

          On this 13th day of July, 1999, before me personally came Christian J. Anton, to me known, who, being by me duly sworn, did depose and say that he is the Vice President, Finance and Chief Financial Officer of MCMS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                              /s/ Cathy Brokaw
                              __________________________________
                                  Notary Public





STATE OF NEW YORK        )
                       ss.
COUNTY OF MIDDLESEX      )

          On this 13th day of July, 1999, before me personally came Ryan Peak, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of PNC BANK, NATIONAL ASSOCIATION, the association described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said association.


                              /s/ Josephine Griffin
                              __________________________________
                                  Notary Public

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                            SCHEDULE A



Schedule A to a Patent Grant of Security dated July 13, 1999, by and between MCMS, INC. and PNC BANK, NATIONAL ASSOCIATION, as
Agent.





   Patent No.    Country   Title

   5,874,323     US        Improved Carrier Socket for Receiving a
                           Damaged IC
   5,876,498     US        Method and Apparatus for Preserving
                           Solder Paste in the Manufacturing of
                           Printed Circuit Board Assemblies
   5,892,367     US        Thermal Box for a Semiconductor Test
                           System
   09/270,646    US        Method of Utilizing a Plasma Gas Mixture
                           Containing Argon and CF4 to Clean and
                           Coat a Conductor
   5,871,808     US        Method for preserving Solder Paste in
                           the manufacturing of printed circuit
                           board assemblies.
   5,899,446     US        Universal fixture for holding printed
                           circuit boards during processing.
   5,906,364     US        Air bladder fixture tooling for
                           supporting circuit board assembly
                           processing.
   5,910,024     US        Carrier socket for receiving a damaged
                           IC.

                       PNC Bank, National Association
                              Two Tower Center
                      East Brunswick, New Jersey 08816







                                   July 13, 1999





MCMS, Inc.
16399 Franklin Road
Nampa, Idaho 83687

Attention: Christian Anton

Dear Mr. Anton:

          Reference is made to that certain (a) Revolving Credit, Equipment Loan and Security Agreement dated February 26, 1999 (as same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement") among MCMS, Inc. ("Borrower"), the financial institutions which are now or hereafter become a party thereto (collectively, the "Lenders") and PNC Bank, National Association ("PNC"), as agent for Lenders (PNC in such capacity, the "Agent") and (b) Patent Collateral Security Agreement dated as of February 26, 1999 (as the same may be amended, restated, modified or supplemented from time to time, the "Security Agreement") between Borrower and Agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Since the Closing Date, Borrower has acquired a number of new patents (the "New Patents"). Borrower has granted a security interest in the New Patents to Agent for its benefit and for the ratable benefit of Lenders pursuant to the terms and conditions of the Loan Agreement and Security Agreement.

          To induce Agent and Lenders to continue to provide financial accommodations to Borrower pursuant to the Loan Agreement, this letter will confirm our agreement to amend in their entirety Schedule A of the Security Agreement and Schedule
5.9 of the Loan Agreement and replace each of them with Schedule A attached hereto.

          To secure the prompt payment of your obligations under the Loan Agreement and the Security Agreement, you hereby grant to Agent for its benefit and for the ratable benefit of Lenders a security interest in all of the "Collateral" under the Loan Agreement and the Security Agreement as amended herein and you hereby reaffirm, represent and agree that Agent has a first priority security interest in all of the Collateral described on Schedule A to this letter.

                    [SIGNATURE PAGE TO FOLLOW]

          Except as expressly specifically provided herein, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement and the Security Agreement shall continue to be and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided herein and shall not be deemed an amendment of, consent to or modification of any other term or provision of the Loan Agreement and the Security Agreement or of any transaction or future action on your part requiring our consent under the Loan Agreement and the Security Agreement.

          This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

          If you are in agreement with the foregoing, kindly execute this letter in the space provided below and return same to the undersigned. This letter shall become effective upon receipt by Agent of six (6) copies of this letter executed by Borrower.

                                   Very truly yours,

                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Agent


                                   /s/ Ryan Peak
                                   ____________________________
                                       Title:   Vice President


ACCEPTED AND AGREED TO:



MCMS, INC.

    /s/ Chis J. Anton
    __________________________
      Title:  Vice President, Finance
              and Chief Financial Officer

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